SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------



                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                           Date of Report: May 7, 2003
                        (Date of earliest event reported)





                         PRINCIPAL FINANCIAL GROUP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


      Delaware                     1-16725                     42-1520346
(State or other jurisdiction    Commission file number       (I.R.S. Employer
    of incorporation)                                     Identification Number)


                     711 High Street, Des Moines, Iowa 50392
                    (Address of principal executive offices)


              (Registrant's telephone number, including area code)
                                 (515) 247-5111

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

ITEM 7.  EXHIBITS

99.1 Table of realized capital gains and losses on a pre-tax basis for various reporting periods.

ITEM 9.  REGULATION FD DISCLOSURE

Investors have asked for additional information regarding Principal Financial Group, Inc.'s exposure to investments in the airline industry, as well as Realized Capital Gains and Losses. In order for investors to better understand these two subjects, we are providing the following information:

1. Total airline industry holdings as of March 31, 2003 were $463 million in book value. Of that, $115 million relates to Southwest Airlines and Federal Express, two high quality companies. Approximately half of the remaining exposure is invested in Enhanced Equipment Trust Certificates, which are of a higher quality.

     There has been no material change in the amount of our airline exposure since December 31, 2002.

2. Exhibit 99.1, attached, shows our Realized Capital Gains and Losses (including unrealized gains and losses on derivatives and seed money) for various reporting periods, including the three months ended March 31, 2003. The format is essentially the same as the required footnote contained in our most recent annual report on Form 10-K for the year ended December 31, 2002, filed by the company with the Securities and Exchange Commission.




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            PRINCIPAL FINANCIAL GROUP, INC.


                            By:    /S/ THOMAS J. GRAF
                            ----------------------------------------------------
                            Name:  Thomas J. Graf
                            Title: Senior Vice President - Investor Relations



Date:  May 7, 2003


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

                                                                  Exhibit 99.1

Principal Financial Group, Inc.
Pre-tax Realized Capital Gains and Losses
In $ millions


                                                                                                YEARS ENDED
                                                                                -----------------------------------------
                                        3 MONTHS ENDED       3 MONTHS ENDED           2002          2001          2000
                                        MARCH 31, 2003       MARCH 31, 2002
                                     --------------------- -------------------- ------------- ------------ --------------

Fixed Maturity Securities
Gross Gains                                 19.9                  20.6                176.3          76.7         29.1
Gross Losses                               (98.2)                (95.3)              (538.6)       (408.9)      (155.0)

Equity Securities
Gross Gains                                  0.1                   0.6                  4.1           9.4         84.2
Gross Losses                                (1.1)                 (7.6)               (32.8)        (76.9)        (5.0)

Commercial Mortgages                        (0.7)                 (7.0)               (10.3)         10.7          8.6

Real Estate                                  0.0                  (1.0)                 9.3           (19)        82.3

Seed Money                                  (3.6)                  -                  (83.5)          -            -

Derivatives                                  6.1                  10.5                (73.2)        (45.2)        (1.1)

Other                                        0.8                 177.3                193.9         (60.8)        96.5

                                     --------------------- -------------------- ------------- ------------ --------------
                                     --------------------- -------------------- ------------- ------------ --------------
Net Realized Capital
  Gains (Losses)                           (76.7)                 98.1               (354.8)       (514.0)       139.6
                                           ======                 ====               =======       =======       =====

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